Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of PowerNova Technologies Corporation (the “Company”) on Form 20-F/A (Amendment No. 2) for the year ended May 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chris Tay, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:

November 24, 2009

/s/  Chris Tay

Chris Tay,

Chief Financial Officer